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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              ---------------------

                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: July 3, 2002

                          Commission File Number 1-8432

                               MESA OFFSHORE TRUST
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



              NEW YORK
          (State or other
           jurisdiction                                    76-6004065
        of incorporation or                             (I.R.S. Employer
           organization)                               Identification No.)


       JPMORGAN CHASE BANK,
              TRUSTEE
        INSTITUTIONAL TRUST
             DIVISION
            700 LAVACA
           AUSTIN, TEXAS
       (Address of principal                                  78701
        executive offices)                                 (Zip Code)



                         TELEPHONE NUMBER (512) 479-2562
              (Registrant's telephone number, including area code)

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                                EXPLANATORY NOTE

This Form 8-K/A amends the previously filed Form 8-K dated July 3, 2002 and filed with the Securities and Exchange Commission on July 10, 2002, to delete paragraph (f) from Item 4 of Form 8-K.

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SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MESA OFFSHORE TRUST

                                   By: JPMORGAN CHASE BANK, TRUSTEE


                                   By:     /s/  MIKE ULRICH
                                       --------------------------------
                                        Mike Ulrich
                                        Senior Vice President & Trust Officer


Dated:  July 11, 2002